SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 1998




                              TII INDUSTRIES, INC.
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
     ----------------------------------------------------------------------
                            (State of Incorporation)


        1-8048                                             66-0328885
---------------------                          ---------------------------------
(Commission File No.)                          (IRS Employer Identification No.)



          1385 AKRON STREET, COPIAGUE, NEW YORK               11726
          -------------------------------------               -----
        (Address of Principal Executive Offices)           (Zip Code)


                                 (516) 789-5000
     ----------------------------------------------------------------------
               (Registrant's telephone number, including area code


                                 NOT APPLICABLE
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial statements of business acquired: None.

            (b)   Exhibits.

            *4.1 Certificate of Designation, as filed with the Secretary of State of the State of Delaware on January 26, 1998.

            *99.1 Form of Warrant issued to the investors in the Company's January 26, 1998 private placement.

            +99.2 Securities Purchase Agreement dated as of January 26, 1998 by and among the Company and the investors in the Company's January 26, 1998 private placement.

            +99.3 Registration Rights Agreement dated as of January 26, 1998 by and among the Company and the investors in the Company's January 26, 1998 private placement.

--------------

*     Filed with the original filing of this Report.
+     Filed herewith.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     TII INDUSTRIES, INC.



Dated:  May 14, 1998                                 By:    /S/ PAUL SEBETIC
                                                         -----------------------
                                                         Paul G. Sebetic,
                                                         Vice President Finance



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


                                  EXHIBIT INDEX


EXHIBIT NO.

*4.1 Certificate of Designation, as filed with the Secretary of State of the State of Delaware on January 26, 1998.

*99.1 Form of Warrant issued to the investors in the Company's January 26, 1998 private placement.

+99.2 Securities Purchase Agreement dated as of January 26, 1998 by and among the Company and the investors in the Company's January 26, 1998 private placement.

+99.3 Registration Rights Agreement dated as of January 26, 1998 by and among the Company and the investors in the Company's January 26, 1998 private placement.

--------------

*     Filed with the original filing of this Report.
+     Filed herewith.






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